UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 21, 2020

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2020, the Company held its 2020 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 7, 2020, with definitive additional materials filed May 8, 2020.  The voting results are as follows:

Election of Directors

        The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2021:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ms. Leslie Brown	187,218,308	4,062,751	27,533,807
Mr. Steve Downing	189,053,179	2,227,880	27,533,807
Mr. Gary Goode	179,704,246	11,576,813	27,533,807
Mr. James Hollars	188,684,027	2,597,032	27,533,807
Mr. John Mulder	187,033,182	4,247,877	27,533,807
Mr. Richard Schaum	189,201,692	2,079,367	27,533,807
Ms. Kathleen Starkoff	190,099,565	1,181,494	27,533,807
Mr. Brian Walker	182,829,340	8,451,719	27,533,807
Mr. James Wallace	179,473,954	11,807,105	27,533,807

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2020

        The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,866,691	8,202,742	745,433	—

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

        The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,347,979	4,089,010	844,070	27,533,807

Section 8 – Other Events

Item 8.01 Other Events.

On May 22, 2020, Scott Ryan, Vice President, General Counsel and Corporate Secretary of Gentex Corporation (“Company”), entered into a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. This stock trading plan provides for a third-party broker to sell 1,085 shares of common stock of the Company currently owned by Mr. Ryan, and to sell 1,650 and 3,162 shares of restricted stock that vest in 2020 and 2021, respectively. The shares will be sold under the stock trading plan on the open market over the period of time and according to the other parameters set forth under the stock trading plan. The stock trading plan terminates on February 28, 2021.

Rule 10b5-1 trading plans are permitted under the Company’s insider trading policy and other policies, and, to the extent required, transactions under such trading plans will be disclosed publicly through Form 144 and/or Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake any obligation to report Rule 10b5-1 plans by officers or directors of the Company in the future, or to report modifications or terminations of any such plans, whether or not any such plans were publicly announced.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2020       GENTEX CORPORATION
                (Registrant)

               By /s/ Kevin Nash
                Kevin Nash
                Chief Financial Officer and
                Vice President - Finance